                                                                   Exhibit 10(a)



                                 AMENDMENT NO. 2

         AMENDMENT NO. 2, dated as of December 23, 1998 (this "Amendment"), to the Credit Agreement, dated as of May 6, 1997, as amended by Amendment No. 1, dated as of January 30, 1998 ( as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELEX COMMUNICATIONS, INC., a Delaware corporation ("Telex" or the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC., as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain covenants contained in the Credit Agreement; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         2. Amendments to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their respective entireties and inserting in lieu thereof the following new definitions:

                  ""Consolidated EBITDA": for any period, Consolidated Net Income for such period adjusted to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of Consolidated Net Income: (a) Consolidated Interest Expense, (b) any non-cash expenses and charges,
         (c) total income tax expense, (d) depreciation expense, (e) the expense associated with amortization of intangible and other assets (including amortization or other expense recognition of any costs associated with asset write-ups in accordance with APB Nos. 16 and 17),
         (f) non-cash provisions for reserves for discontinued operations, (g) any gain or loss associated with the sale or write-down of assets not in the ordinary course of business, (h) all cash expenses relating to the Transactions, (i) any income or loss accounted for by the equity method of accounting (except in the case of income to the extent of the amount of cash dividends or cash distributions paid to the Borrower or any of its Subsidiaries by the entity accounted for by the equity method of accounting), (j) except for purposes of calculating "Excess Cash Flow", cash payments made to GSCP permitted by subsection 8.10(ii) hereof for the rendering of management consulting or financial advisory services, (k) except for purposes of calculating "Excess Cash Flow", cash payments made to management in respect of special bonuses and a one time severance payment of $1,900,000 associated with the departure of John Hale, (to the extent not prohibited pursuant to subsection 8.18) in accordance with the terms of their respective employment agreements or otherwise, and (l) all nonrecurring restructuring or other charges and transaction fees relating to the Telex/EVI Mergers, including any such nonrecurring charges which may reasonably be classified as restructuring charges but are not classified as restructuring charges under GAAP. For the avoidance of doubt, Consolidated EBITDA shall be determined on a pro forma basis for any period prior to the Telex/EVI Mergers to include in the calculation thereof the EBITDA of EVI and its Subsidiaries.

                  "Consolidated Fixed Charges": for any period the sum of (without duplication) (i) the aggregate amount of Consolidated Interest Expense for such period plus (ii) the amount, if any, by which the aggregate principal amount of Revolving Credit Loans outstanding at the beginning of such period shall exceed the aggregate amount of the Revolving Credit Commitments scheduled to be in effect at the end of such period after giving effect to any reductions of the Revolving Credit Commitments scheduled to occur during such period (if any) plus
         (iii) scheduled principal amortization of Term Loans during such period (whether or not such payments are made), plus (iv) the aggregate amount of all regularly-scheduled payments of principal of any other Indebtedness (including, without limitation, the principal component of any obligations under Financing Leases) made during such period plus
         (v) the aggregate amount paid, or required to be paid, in cash in respect of income taxes during such period (net of tax credits and benefits, including tax benefits from net operating losses), excluding up to $8,400,000 in calendar year ending December 31, 1999 in connection with the settlement of an audit by the Internal Revenue Service plus (vi) the aggregate amount of all Capital Expenditures made during such period;

         in each case of the Borrower and its consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP."

         3. Amendments to Subsection 4.4 Subsection 4.4(c) is hereby amended by deleting such subsection and inserting in lieu thereof the following new subsection 4.4(c):

         "(c) Commencing June 30, 1998, and on the date three months after the end of any fiscal year of the Borrower ending thereafter (including the fiscal year or period ending December 31, 1998), the Borrower shall prepay, in accordance with subsection 4.4(h), the Loans and cash collateralize the L/C Obligations in an amount equal to 75% of the Borrower's Excess Cash Flow for the fiscal year ending March 31, or December 31, as the case may be."

         4. Amendments to Subsection 7.1 (a) Subsection 7.1(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following new subsection 7.1(c):

                  7.1 Financial Statements. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies):


         "(c) as soon as available, but in any event not later than the 30th day following the end of each fiscal month of each fiscal year of the Borrower (or the 45th day in the case of any such month ending on the last day of a fiscal quarter), an unaudited consolidated balance sheet for Borrower and its consolidated Subsidiaries as at the end of such month, a statement of cash flows, and a related unaudited consolidated income statement for such month and for the portion of the fiscal year through the end of such month, setting forth in comparative form the budgeted figures (as adjusted consistent with past practice) for the relevant periods and the figures as at the end of the corresponding fiscal month of the previous fiscal year and, in the case of such income statement, in comparative form the figures for the corresponding periods of the previous fiscal year; all such financial statements delivered pursuant to subsection 7.1(a) or (b) to be (and, in the case of any financial statements delivered pursuant to subsection 7.1(b) shall be certified by a Responsible Officer of the Borrower as being) complete and correct in all material respects in conformity with GAAP and to be (and, in the case of any financial statements delivered pursuant to subsection 7.1(b) shall be certified by a Responsible Officer of the Borrower as being) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods that began on or after the Effective Date (except as approved by such accountants or officer, as the case may be, and disclosed therein, and except, in the case of any financial statements delivered pursuant to subsection 7.1(b), for the absence of certain notes)."

         5. Amendments to Subsection 7.2

                  (a) Subsection 7.2(b) is hereby amended by deleting "and" at the end of paragraph (i), inserting "and" at the end of paragraph (ii), and inserting the new paragraph (iii) at the end of paragraph(ii):

                  "(iii) setting forth the calculations required to determine Borrower's Excess Cash Flow for the fiscal year or period ending on the preceding March 31, or December 31, as the case may be"

                  (b) Subsection 7.2 is hereby amended by inserting the following new clause (g) at the end thereof:

         "(g) concurrently with the delivery of the financial statements and reports referred to in subsections 7.1(a), (b), and (c) above, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such period covered by such financial documents, as compared to the portion of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the then current fiscal year covering such period and to the comparable period of the previous year."



         6. Amendments to Subsection 8.1. (a) Subsection 8.1 of the Credit Agreement is hereby amended by (x) deleting the table set forth at the end of paragraph (a) applicable to the periods after December 30, 1998 and substituting in place thereof the following:

                       "Date                                     Amount
                       -----                                     ------
                  December 31, 1998                           $45,000,000
                  March 31, 1999                              $45,000,000
                  June 30, 1999                               $46,000,000
                  September 30, 1999                          $46,000,000
                  December 31, 1999                           $49,000,000

                  March 31, 2000                              $50,000,000
                  June 30, 2000                               $52,000,000
                  September 30, 2000                          $54,000,000
                  December 31, 2000                           $56,000,000
                  March 31, 2001                              $58,000,000
                  June 30, 2001                               $60,000,000
                  September 30, 2001                          $62,000,000
                  December 31, 2001                           $64,000,000
                  March 31, 2002                              $66,000,000
                  June 30, 2002                               $68,000,000
                  September 30, 2002                          $70,000,000
                  December 31, 2002                           $72,000,000
                  March 31, 2003                              $74,000,000
                  June 30, 2003                               $76,000,000
                  September 30, 2003                          $78,000,000
                  December 31, 2003                           $80,000,000
                  March 31, 2004                              $82,000,000
                  June 30, 2004                               $84,000,000
                  September 30, 2004                          $86,000,000
                  December 31, 2004                           $88,000,000"

         (y) deleting the portion of the table at the end of paragraph (b) applicable to the periods after December 30, 1998 and substituting in place thereof the following:

                       "Date                                  Ratio
                       -----                                  -----
                  December 31, 1998                           0.85 to 1
                  March 31, 1999                              0.85 to 1
                  June 30, 1999                               0.85 to 1
                  September 30, 1999                          0.85 to 1
                  December 31, 1999                           0.90 to 1
                  March 31, 2000                              0.90 to 1
                  June 30, 2000                               0.95 to 1
                  September 30, 2000                          0.95 to 1
                  December 31, 2000                           1.00 to 1
                  March 31, 2001                              1.00 to 1
                  June 30, 2001                               1.00 to 1
                  September 30, 2001                          1.00 to 1
                  December 31, 2001                           1.00 to 1
                  March 31, 2002                              1.00 to 1

                  June 30, 2002                               1.00 to 1
                  September 30, 2002                          1.00 to 1
                  December 31, 2002                           1.00 to 1
                  March 31, 2003                              1.05 to 1
                  June 30, 2003                               1.05 to 1
                  September 30, 2003                          1.05 to 1
                  December 31, 2003                           1.05 to 1
                  March 31, 2004                              1.05 to 1
                  June 30, 2004                               1.05 to 1
                  September 30, 2004                          1.05 to 1
                  December 31, 2004                           1.05 to 1

         (z) deleting the portion of the table at the end of paragraph (c) applicable to the periods after December 30, 1998 and substituting in place thereof the following:


                        "Date                                   Ratio
                        -----                                   -----
                  December 31, 1998                           7.50 to 1
                  March 31, 1999                              7.50 to 1
                  June 30, 1999                               7.25 to 1
                  September 30, 1999                          7.25 to 1
                  December 31, 1999                           6.50 to 1
                  March 31, 2000                              6.50 to 1
                  June 30, 2000                               6.25 to 1
                  September 30, 2000                          6.00 to 1
                  December 31, 2000                           5.75 to 1
                  March 31, 2001                              5.50 to 1
                  June 30, 2001                               5.25 to 1
                  September 30, 2001                          5.25 to 1
                  December 31, 2001                           5.25 to 1
                  March 31, 2002                              5.00 to 1
                  June 30, 2002                               5.00 to 1
                  September 30, 2002                          5.00 to 1
                  December 31, 2002                           5.00 to 1
                  March 31, 2003                              4.50 to 1
                  June 30, 2003                               4.50 to 1
                  September 30, 2003                          4.50 to 1
                  December 31, 2003                           4.50 to 1
                  March 31, 2004                              4.00 to 1

                  June 30, 2004                               4.00 to 1
                  September 30, 2004                          4.00 to 1
                  December 31, 2004                           4.00 to 1"


         7. Amendments to Subsection 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting the table set forth in its entirety and substituting in place thereof the following:

                           "Test Period                                   Amount
                           ------------                                   ------
                  January 1, 1998 - December 31, 1998                  $11,000,000
                  January 1, 1999 - December 31, 1999                  $13,000,000
                  January 1, 2000 - December 31, 2000                  $13,000,000
                  January 1, 2001 - December 31, 2001                  $14,000,000
                  January 1, 2002 - December 31, 2002                  $15,000,000
                  January 1, 2003 - December 31, 2003                  $16,000,000
                  January 1, 2004 - December 31, 2004                  $17,000,000

         8. Amendment to Subsection 8.13 Subsection 8.13 is hereby amended by deleting it in its entirety, and inserting the following new subsection 8.13:

                  "8.13 Limitations on Changes in Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than March 31 until March 31, 1998 or December 31 thereafter."

         9. Amendments to Schedule II. Schedule II to the Credit Agreement is hereby amended by deleting the table set forth in its entirety, and inserting in lieu thereof the table attached hereto as Schedule II.

         10. Conditions to Effectiveness. Except as provided in clause (a) below, this Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions have been satisfied or waived:

         (a) Execution and Delivery. Telex, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

         (b) Borrowing Certificate. The Administrative Agent shall have received, with a photocopy for each Lender, a Borrowing Base Certificate setting forth the Borrower's calculation of the Borrowing Base as of November 30, 1998, substantially in the form of Exhibit J to the Credit Agreement, with appropriate insertions and attachments, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of the Borrower.


         11. General.

         (a) Representation and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties of the Borrower contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

         (b) Affirmation of Guarantees. Each Guarantor party hereto hereby consents to the execution, delivery and effectiveness of this Amendment and reaffirms its obligations under the Guarantee and Collateral Agreement.

         (c) Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         (d) Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile transmission), each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         (e) Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         (f) Continuing Effect of Loan Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Required Lenders or Lenders, as the case may be, or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

         (g) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                             TELEX COMMUNICATIONS, INC.


                             By:
                                   --------------------------------------------
                                   Title:






                             TELEX COMMUNICATIONS GROUP, INC.


                             By:
                                   --------------------------------------------
                                   Title:





                             TELEX COMMUNICATIONS
                             INTERNATIONAL, LTD.


                             By:
                                   --------------------------------------------
                                   Title:

                             THE CHASE MANHATTAN BANK,
                             as Administrative Agent and as a Lender


                             By:
                                   --------------------------------------------
                                   Title:






                             MORGAN STANLEY SENIOR FUNDING, INC.
                             as Documentation Agent and as a Lender


                             By:
                                   --------------------------------------------
                                   Title:






                             THE TRAVELERS INSURANCE COMPANY


                             By:
                                   --------------------------------------------
                                   Title:





                             BANKBOSTON, N.A.

                             By:
                                  ---------------------------------------------
                                  Title:





                             THE BANK OF NEW YORK


                             By:
                                  ---------------------------------------------
                                  Title:





                             U.S. BANK NATIONAL ASSOCIATION



                             By:
                                -----------------------------------------------
                                Title:




                             HELLER FINANCIAL, INC.


                             By:
                                  ---------------------------------------------
                                  Title:

                             THE BANK OF NOVA SCOTIA


                             By:
                                  ---------------------------------------------
                                  Title:





                             MERRILL LYNCH SENIOR FLOATING RATE
                             FUND, INC.


                             By:
                                  ---------------------------------------------
                                  Title:






                             MERRILL LYNCH PRIME RATE PORTFOLIO
                             By:  Merrill Lynch Asset Management, L.P.,
                                     as Investment Advisor

                             By:
                                  ---------------------------------------------
                                  Title:






                             THE ING CAPITAL SENIOR SECURED HIGH
                             INCOME FUND, L.P.
                             BY:  ING CAPITAL ADVISORS, INC., as
                                  Investment Advisor


                             By:
                                  ---------------------------------------------
                                  Title:





                             MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST


                             By:
                                  ---------------------------------------------
                                  Title:





                             CRESCENT/MACH I PARTNERS, L.P.
                             by:  TCW ASSET MANAGEMENT
                                  COMPANY
                                  ITS INVESTMENT MANAGER

                             By:
                                -----------------------------------------------
                                Title:






                             DEEPROCK & COMPANY
                             By:  EATON VANCE MANAGEMENT,
                                  AS INVESTMENT ADVISOR

                             By:
                                  ---------------------------------------------
                                  Title:



                             KZH-ING-1 LLC (formerly known as KZH
                             HOLDING CORPORATION II)


                             By:
                                  ---------------------------------------------
                                  Title:






                             KZH PAMCO LLC


                             By:
                                  ---------------------------------------------
                                  Title:

                             INDOSUEZ CAPITAL FUNDING III, LIMITED
                             BY:  INDOSUEZ CAPITAL, AS PORTFOLIO
                                  ADVISOR


                             By:
                                  ---------------------------------------------
                                  Title:








                             PAMCO CAYMAN LTD.
                             BY:  HIGHLAND ASSET MANAGEMENT
                                  COMPANY
                                  AS COLLATERAL MANAGER


                             By:
                                  ---------------------------------------------
                                  Title:







                             KZH-CRESCENT LLC


                             By:
                                -----------------------------------------------
                                Title:

                             KZH-SOLEIL LLC


                             By:
                                  ---------------------------------------------
                                  Title:





                             SENIOR DEBT PORTFOLIO
                             By:  BOSTON MANAGEMENT &
                                  RESEARCH, AS INVESTMENT
                                  ADVISOR

                             By:
                                  ---------------------------------------------
                                  Title:





                             ML CBO IV (CAYMAN) LTD.
                             BY:  HIGHLAND CAPITAL MANAGEMENT L.P.
                                  AS COLLATERAL MANAGER

                             By:
                                  ---------------------------------------------
                                  Title:

                             NATEXIS BANQUE BFCE


                             By:
                                  ---------------------------------------------
                                  Title:


                             By:
                                  ---------------------------------------------
                                  Title:




                             PAM CAPITAL FUNDING LP
                             BY:  HIGHLAND CAPITAL MANAGEMENT L.P.
                                  AS COLLATERAL MANAGER

                             By:
                                  ---------------------------------------------
                                  Title:

                                                                     Schedule II

                 Applicable Margin and Commitment Fee Step-Downs

         Step-Downs for Revolving Credit Loans, Tranche A Term Loans and
                                 Commitment Fees

======================================================================================================================
           Leverage                 Eurodollar Applicable                   ABR
            Ratio                          Margin                    Applicable Margin                Commitment Fee
----------------------------------------------------------------------------------------------------------------------
         >=5.00 to 1                        3.00%                          2.00%                          0.500%
----------------------------------------------------------------------------------------------------------------------
         >=4.50 to 1                        2.75%                          1.75%                          0.500%
----------------------------------------------------------------------------------------------------------------------
         >=4.00 to 1                        2.50%                          1.50%                          0.375%
----------------------------------------------------------------------------------------------------------------------
         >=3.50 to 1                        2.25%                          1.25%                          0.375%
----------------------------------------------------------------------------------------------------------------------
          <3.50 to 1                        2.00%                          1.00%                          0.375%
======================================================================================================================


                       Step-Down for Tranche B Term Loans

======================================================================================================================
                                                  Eurodollar Applicable
             Leverage Ratio                               Margin                            ABR Applicable Margin
----------------------------------------------------------------------------------------------------------------------
               >=4.00 to 1                                 3.50%                                    2.50%
----------------------------------------------------------------------------------------------------------------------
               <4.00 to 1                                  3.25%                                    2.25%
----------------------------------------------------------------------------------------------------------------------